Fleetwood Enterprises, Inc.	Exhibit 99.2
SUPPLEMENTAL OPERATING DATA
Quarter Ended April 27, 2008
(Unaudited)
(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	RV		Total	Housing			Company
	Homes	Trailers	Supply		RV Group	Group	Other		Total

Operating revenues	$189,862	$61,383	$6,014	(A)	$257,259	$106,288	$-		$363,547

Units sold	1,716	3,145	-		4,861	2,851
Single-sections						848
Multi-sections						1,783
Modulars						220
Class As	1,065
Class Cs	651
Conventional trailers		2,616
Fifth-wheel trailers		529

Average selling price per unit	$110,642	$19,518	NM		NM	$37,281

Gross profit percent	10.4%	9.2%	5.3%		9.9%	22.1%	NM		13.7%

Operating income (loss)	(2,176)	855	6,896	(B)	$5,575	$507	$11,897	(C)	$17,979

Operating margin	(1.1)%	1.4%	114.7	%(B)	2.2%	0.5%	NM		4.9%

Depreciation	$1,296	$199	$295		$1,790	$1,227	$1,007		$4,024

Capital expenditures (est.)	$359	$10	$14		$383	$113	$297		$793

(A)	Excludes $5.6 million of intercompany sales.

(B)	Includes $8.8 million gain on sale of real estate.

(C)	Includes $15.2 million gain on sale of real estate.

NM	Not meaningful.

Fleetwood Enterprises, Inc.
SUPPLEMENTAL OPERATING DATA
Quarter Ended April 29, 2007
(Unaudited)
(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	RV		Total	Housing		Company
	Homes	Trailers	Supply		RV Group	Group	Other	Total

Operating revenues	$278,201	$83,725	$9,314	(A)	$371,240	$117,075	$-	$488,315

Units sold	2,386	4,566	-		6,952	3,057
Single-sections						783
Multi-sections						2,274
Modulars						-
Class As	1,846
Class Cs	540
Conventional trailers		3,568
Fifth-wheel trailers		998

Average selling price per unit	$116,597	$18,337	NM		NM	$38,297

Gross profit percent	13.8%	3.5%	10.2%		11.3%	22.8%	NM	14.4%

Operating income (loss)	$11,489	$(23,420)	$(131)		$(12,062)	$2,099	$(2,155)	$(12,118)

Operating margin	4.1%	(28.0)%	(1.4)%		(3.2)%	1.8%	NM	(2.5)%

Depreciation	$1,434	$461	$341		$2,236	$1,394	$1,403	$5,033

Capital expenditures (est.)	$142	$936	$146		$1,224	$859	$-	$2,083

(A)	Excludes $11.8 million of intercompany sales.

NM	Not meaningful.

Fleetwood Enterprises, Inc.
SUPPLEMENTAL OPERATING DATA
Fiscal Year-Ended April 27, 2008
(Unaudited)
(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	RV		Total	Housing			Company
	Homes	Trailers	Supply		RV Group	Group	Other		Total

Operating revenues	$919,578	$219,014	$24,449	(A)	$1,163,041	$496,939	$-		$1,659,980

Units sold	7,804	10,926	-		18,730	13,096
Single-sections						3,396
Multi-sections						8,941
Modulars						759
Class As	5,605
Class Cs	2,199
Conventional trailers		8,683
Fifth-wheel trailers		2,243

Average selling price per unit	$117,834	$20,045	NM		NM	$37,946

Gross profit percent	13.2%	4.5%	9.0%		11.5%	20.5%	NM		15.1%

Operating income (loss)	$14,767	$(16,765)	$4,998	(B)	$3,000	$8,608	$6,225	(C)	$17,833

Operating margin	1.6%	(7.7)%	20.4	%(B)	0.3%	1.7%	NM		1.1%

Depreciation	$5,300	$1,179	$1,307		$7,786	$5,257	$4,952		$17,995

Capital expenditures (est.)	$1,286	$865	$776		$2,927	$2,014	$1,078		$6,019

(A)	Excludes $32.4 million of intercompany sales.

(B)	Includes $8.8 million gain on sale of real estate.

(C)	Includes $15.2 million gain on sale of real estate.

NM	Not meaningful.

Fleetwood Enterprises, Inc.
SUPPLEMENTAL OPERATING DATA
Fiscal Year-Ended April 29, 2007
(Unaudited)
(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	RV		Total	Housing		Company
	Homes	Trailers	Supply		RV Group	Group	Other	Total

Operating revenues	$961,925	$391,310	$47,651	(A)	$1,400,886	$518,461	$-	$1,919,347

Units sold	8,496	22,035			30,531	13,257
Single-sections						3,099
Multi-sections						10,158
Modular						-
Class As	6,584
Class Cs	1,912
Conventional trailers		17,610
Fifth-wheel trailers		4,425

Average selling price per unit	$113,221	$17,759	NM		NM	$39,108

Gross profit percent	13.3%	3.7%	16.5%		10.5%	19.3%	NM	13.8%

Operating income (loss)	$12,122	$(65,301)	$1,598		$(51,581)	$(2,557)	$(3,641)	$(57,779)

Operating margin	1.3%	(16.7)%	3.4%		(3.7)%	(0.5)%	NM	(3.0)%

Depreciation	$5,442	$1,986	$1,334		$8,762	$6,649	$6,114	$21,525

Capital expenditures (est.)	$1,750	$1,361	$1,101		$4,212	$2,726	$814	$7,752

(A)	Excludes $52.0 million of intercompany sales.

NM	Not meaningful.

Fleetwood Enterprises, Inc.
SUPPLEMENTAL OPERATING DATA
Quarter Ended April 27, 2008
(Unaudited)
(Dollars in thousands)

	Recreational Vehicle Group
	Motor	Travel	RV		Housing
	Homes	Trailers	Supply	Total	Group

Number of facilities (A)	3	5	2	10	19

Capacity utilization	40%	45%	NM	NM	33%

Number of independent distribution points(B)	296	551	NM	NM	1,438

Backlog (units/floors)	697	986	NM	1,683	1,428

Backlog - sales value (C)	$77,118	$19,244	NM	$96,362	$40,186

Dealer inventories (units)	4,409	11,111	NM	NM	5,796

(A)	Number of active facilities at the end of the quarter.

(B)	Distribution points may represent multiple product types causing some duplication.

(C)	The number of units in the backlog multiplied by the average selling price.

NM	Not meaningful.

Fleetwood Enterprises, Inc.
SUPPLEMENTAL OPERATING DATA
Quarter Ended April 29, 2007
(Unaudited)
(Dollars in thousands)

	Recreational Vehicle Group
	Motor	Travel	RV		Housing
	Homes	Trailers	Supply	Total	Group

Number of facilities (A)	3	8	3	14	20

Capacity utilization	60%	48%	NM	NM	37%

Number of independent distribution points(B)	260	609	NM	NM	1,222

Backlog (units/floors)	1,609	1,011	NM	2,620	2,544

Backlog - sales value (C)	$187,604	$18,538	NM	$206,142	$61,787

Dealer inventories (units)	4,091	18,729	NM	NM	6,283

(A)	Number of active facilities at the end of the quarter.

(B)	Distribution points may represent multiple product types causing some duplication.

(C)	The number of units in the backlog multiplied by the average selling price.

NM	Not meaningful.